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                                                                   EXHIBIT 10.31







                                        December 31, 2002


To the Beneficiaries parties to the Owner
Trust Agreement referred to below

Ladies and Gentlemen:

         Reference is hereby made to (i) the Owner Trust Agreement dated as of July 1, 1999, as heretofore amended and supplemented (the "Owner Trust Agreement"), between BTM Capital and JH Equity Realty Investors, Inc., as beneficiaries (the "Beneficiaries") and First Union National Bank, as Trustee and W. Jeffrey Kramer, as Individual Trustee and (ii) the Lease Agreement dated as of July 1, 1999, as heretofore amended and supplemented (the "Lease"), between the Iron Mountain Statutory Trust - 1999, a Connecticut statutory trust, as lessor (the "Lessor"), and Iron Mountain Information Services, Inc. (f/k/a Iron Mountain Records Management, Inc.), as lessee (the "Lessee"). Capitalized terms used herein without definition that are defined in the Lease are used herein with the same meaning as in the Lease.

         The undersigned hereby guarantees to each Beneficiary the prompt and complete payment in cash of its Equity Investment, and the accrued and unpaid Equity Return thereon, on the Term Termination Date.

                                        IRON MOUNTAIN INFORMATION SERVICES,
                                        INC., as Lessee


                                        By:  /s/ John P. Lawrence
                                             -----------------------------------
                                        Name:    John P. Lawrence
                                        Title:   Vice President and Treasurer

                                        IRON MOUNTAIN INCORPORATED, as Guarantor


                                        By: /s/ John P. Lawrence
                                            ------------------------------------
                                        Name:    John P. Lawrence
                                        Title:   Vice President and Treasurer